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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549







                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934










Date of Report (Date of earliest event reported)             October 9, 1997




                                   PACCAR Inc
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)






           Delaware                  0-6394                 91-0351110
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 (State or Other Jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)         Identification No.)






777 - 106th Avenue, N.E., Bellevue, WA                             98004
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(Address of Principal Executive Offices)                         (Zip Code)






Registrant's telephone number, including area code           (425)  468-7400





                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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                                                                        FORM 8-K




Item 5.  Other Events.
----------------------


See the Press Release dated October 9, 1997, which is attached as Exhibit A hereto and incorporated by this reference.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                       PACCAR Inc
                                           -------------------------------------
                                                       (Registrant)




Date  10/30/97                          By /s/ Richard P. Fox
                                           -------------------------------------
                                                       (Signature)
                                           R. P. Fox
                                           Senior Vice President




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[LETTERHEAD]


                                                       G.Glen Morie
                                                       (425) 468-7499
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FOR IMMEDIATE RELEASE


               PACCAR AGREES TO SELL OILFIELD EQUIPMENT BUSINESS


OCTOBER 9, 1997, BELLEVUE, WASHINGTON -- PACCAR Inc announced an agreement today to sell its oilfield equipment business, TRICO Industries, to EVI, Inc. based in Houston, Texas. EVI is an international manufacturer and supplier of oilfield equipment and is one of the fastest growing oil services companies in the industry.


"Current valuations in the oil services sector made the timing of this transaction very attractive to PACCAR", said Mark C. Pigott, chairman and CEO. "This divesture will allow PACCAR to focus on the growth of its core businesses: light, medium and heavy-duty trucks, financial services, retail auto parts, and winches." Recently PACCAR announced plans to invest $75 million to modernize its Kenworth plant in Ste. Therese, Canada. Additional investments are being made in factory capacity expansion and new product development. Recent new product introductions include the highly successful DAF 95XF and Kenworth T2000.


PACCAR is the second largest manufacturer of heavy-duty trucks in the world and its products are regarded as the premium quality trucks in the industry.


"We will use the proceeds from the Trico sale as part of our increasing investment in people, facilities, products, distribution and systems," said Pigott. Completion of the transaction is subject to government approval. Closing is expected in the fourth quarter of 1997.


PACCAR Inc is a worldwide manufacturer of heavy-duty trucks under the Kenworth, Peterbilt, DAF and Foden nameplates. It also provides financial services and distributes truck parts related to its principal business. In addition, the Bellevue, Washington-based company manufactures industrial winches and sells general automotive parts and accessories through its retail outlets.




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                                                                 PAGE TWO OF TWO


PACCAR shares are traded on the NASDAQ Exchange, symbol PCAR, and its homepage can be found at www.paccar.com.


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